SHARE PURCHASE AGREEMENT


THIS AGREEMENT is made as of the 15th day of October, 1999,

AMONG:

                  PETER C. ELLSWORTH of 265 Benton Avenue, Missoula, Montana, 59801, USA

AND:

                  GARRY J. CARLSON of 921 West Spruce, Missoula, Montana, 59802, USA

                  (hereinafter collectively called the "Vendors")

                                                               OF THE FIRST PART

AND:

                  DELTA INTERNATIONAL MINING AND EXPLORATION INC., a body corporate duly incorporated pursuant to the laws of the State of Nevada, having its place of business at 11649 East Cortez Drive, Scottsdale, Arizona,85259, USA

                 (hereinafter called the "Purchaser")

                                                              OF THE SECOND PART
AND:

                  BRITT MINERALS INC., a body corporate duly incorporated pursuant to the laws of the State of Montana having its registered office at 921 West Spruce, Missoula, Montana, 59802, USA

                  (hereinafter called the "Corporation")

                                                               OF THE THIRD PART

WHEREAS:

A. The Vendors have agreed to sell and the Purchaser has agreed to purchase 100% of the issued and outstanding shares of the Corporation, being a total of 200 shares of the common stock of the Corporation;

B. In order to record the terms and conditions of the agreement among them the parties wish to enter into this agreement;


SHARE PURCHASE AGREEMENT, PAGE 1

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NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $10.00 paid by the Purchaser to each of the Vendors and to the Corporation, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:


1.                INTERPRETATION
                  --------------

1.1 Where used herein or in any amendments or Schedules hereto, the following terms shall have the following meanings:

         (a) "Financial Statements" means those financial statements of the Corporation as at September 30, 1999 and attached hereto as Schedule "A";

         (b) "Shares" means the 200 shares of common stock in the capital of the Corporation being sold to the Purchaser, being 100% of all of the issued and outstanding shares of the Corporation;

         (c) "Purchaser Shares " means those 600,000 shares of common stock of the Purchaser which will be issued to the Vendors as consideration for the Shares;

         (d) "Royalty" means the gross returns royalty of 1.5% granted to the Vendors by the Corporation, in the form which is attached to this agreement as Schedule D. The Vendors have granted .5% of the gross returns royalty to Front Range Exploration Corporation.

1.2 All dollar amounts referred to in this agreement are in American dollars, unless expressly stated otherwise.

1.3 The following schedules are attached to and form part of this agreement:

                  Schedule A - Financial Statements

                  Schedule B - List of Mineral Claims and Leases

                  Schedule C - Corporation Assets, Encumbrances, Litigation and other material information

                  Schedule D - Form of the Royalty

2.                PURCHASE OF SHARES
                  ------------------

SHARE PURCHASE AGREEMENT, PAGE 2

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2.1 The Vendors each hereby covenant and agree to sell, assign and transfer to the Purchaser, and the Purchaser covenants and agrees to purchase from each of the Vendors the Shares held by each Vendor.

2.2 As consideration for the sale of the Shares, the Purchaser shall allot and issue the Purchaser Shares to the Vendors;

2.3 The Purchaser Shares shall be allotted and issued to the Vendors and to Front Range Exploration Corporation in the following proportions; Peter Ellsworth 300,000 shares, and Garry Carlson 300,000 shares.

2.4 In addition, the Purchaser will grant the Vendors a mineral royalty in the form which is attached to this agreement as Schedule D in the Exploration License, Mineral Purchase Option and lease Agreement entered into between the William W. Lewis Equity Trust and David W. Lewis, as owners, and the Purchaser. This agreement was entered into by Delta rather than by the Vendors or the Corporation, as was the case with the mineral claims and leases listed in Schedule B.

2.5 As of the date of this agreement the Vendors are negotiating leases on property in Fergus County known as Homestead Kimberlite with Russell and Betty Ann Gjerde, Noel Newberg, and John Schultz. The Corporation will be the lessee under those leases. The Purchaser agrees to grant the Vendors a mineral royalty in the form which is attached to this agreement as Schedule D in those leases.


3.                COVENANTS, REPRESENTATIONS AND WARRANTIES
                  OF THE VENDORS AND THE CORPORATION
                  ----------------------------------

                  The Vendors and the Corporation jointly and severally covenant with and represent and warrant to the Purchaser as follows, and acknowledge that the Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by the Purchaser of the Shares:

3.1 The Corporation has been duly incorporated and organized, is validly existing and is in good standing under the laws of the State of Montana; it has the corporate power to own the claims and leases owned by it; it holds all necessary prospectors or mineral exploration licenses required under the State of Montana required to carry on the business of exploration for minerals in the State of Montana; it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the business conducted by the Corporation or the property owned or leased by it makes such qualification necessary; and it has or will have on the Closing Date all necessary licenses, permits, authorizations and consents to operate its business.

SHARE PURCHASE AGREEMENT, PAGE 3

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3.2 The authorized capital of the Corporation consists of 50,000 shares of common stock without par value, of which 200 shares have been duly issued and are outstanding as fully paid and non-assessable.

3.3 The Shares owned by the Vendors are owned by them as the beneficial and recorded owners with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever as follows:


                                                             Percentage
                                           Number of         of Issued
Name of Shareholder                        Shares            Corporation Shares
-------------------                        ------            ------------------

Garry J. Carlson                           100                    50%
Peter C. Ellsworth                         100                    50%

3.4 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendors of any of the Shares.

3.5 No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Corporation or of any securities of the Corporation.

3.6 The Corporation does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Purchaser.

3.7 The Corporation will not, without the prior written consent of the Purchaser, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for or acquire any unissued shares in the capital of the Corporation.

3.8 The Corporation is not a party to or bound by any agreement of guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

3.9 The books and records of the Corporation fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of the Corporation as at the date hereof, and all material

SHARE PURCHASE AGREEMENT, PAGE 4
financial transactions of the Corporation have been accurately recorded in such books and records.

3.10 The Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Corporation as at the date thereof and there will not be, prior to the Closing Date, any material increase in such liabilities.

3.11 Except as disclosed in the Schedules hereto the Corporation does not have any indebtedness or contract of any asset, contract, or indebtedness of any nature whatsoever.

3.12 The business of the Corporation has been carried on in the ordinary and normal course by the Corporation since the date of the Financial Statements and will be carried on by the Corporation in the ordinary and normal course after the date hereof and up to the Closing Date.

3.13 Except as disclosed in the Schedules hereto, the Corporation is not a party to any written or oral employment, service or pension agreement, and the Corporation does not have any employees who cannot be dismissed on not more than one months notice without further liability.

3.14 Except as disclosed in the Schedules hereto, the Corporation does not have outstanding any bonds, debentures, mortgages, notes or other indebtedness, and the Corporation is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness.

3.15 Except as disclosed in the Schedules hereto, the Corporation is not the owner or lessee under any agreement to own or lease any real property.

3.16 Except as disclosed in the Schedules hereto and except for the Royalty, the Corporation owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, all of those mineral claims or leases described in Schedule "B" hereto, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising, accept for statutory commitments which are required to keep the claims or leases in good standing.

3.17 The Corporation has no loans or indebtedness outstanding which have been made to directors, former directors, officers, shareholders and employees of the Corporation or to any person or corporation not dealing at arm's length with any of the foregoing.

SHARE PURCHASE AGREEMENT, PAGE 5

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3.18 The Corporation has made full disclosure to the Purchaser of all aspects of its business and has made all of its books and records available to the representatives of the Purchaser in order to assist the Purchaser in the performance of its due diligence searches and no material facts in relation to its business have been concealed by the Corporation or the Vendors.

3.19 There are no material liabilities of the Corporation of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Corporation or the Purchaser may become liable on or after the consummation of the transaction contemplated by this agreement.

3.20 The Articles, bylaws and other constituting documents of the Corporation in effect with the appropriate corporate authorities as at the date of this agreement will remain in full force and effect without any changes thereto as at the Closing Date.

3.21     The directors and officers of the Corporation are as follows:

             Name                               Position
             ----                               --------
             Peter Ellsworth                    President & Director
             Garry J. Carlson                   Secretary, Treasurer & Director


4.           CLOSING ARRANGEMENTS
             --------------------

4.1 The Closing shall take place within 30 days of the date of this Agreement at the offices of A. F. Schaffer PC, 7537 East McDonald Drive, Scottsdale, Arizona, 85250-6062, USA. On the Closing Date upon fulfilment of all the conditions set out in article 3 which have not been waived in writing by the Purchaser, then

         (a) the Vendors, shall deliver to the Purchaser certificates representing all the Shares duly endorsed in blank for transfer or with a Stock Power of Attorney (in either case with a signature guaranteed by the appropriate official).

         (b) the Vendors and the Corporation shall cause the transfers of the Shares into the name of the Purchaser or its subsidiary Global Gold Inc., to be duly and regularly recorded in the books and records of the Corporation;

         (c) the Purchaser shall deliver to the Vendors share certificates representing the Purchaser Shares in the names of the Vendors.


5.                GENERAL PROVISIONS
                  ------------------

5.1               Time shall be of the essence of this agreement.

SHARE PURCHASE AGREEMENT, PAGE 6

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5.2 This agreement contains the whole agreement between the parties hereto in respect of the purchase and sale of the Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this agreement. All previous statements, negotiations, preliminary instruments, and agreements between the parties which relate to the Corporation and its assets are superseded by and merged into this agreement.

5.3 This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Purchaser may not assign this agreement without the consent of the Corporation which consent may be unreasonably withheld.

5.4 Any notice to be given under this agreement shall be duly and properly given if made in writing and by delivering or telecopying the same to the addressee at the address as set out on page one of this agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

5.5 This agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

5.6 This agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the exclusive jurisdiction of the Courts of the State of Nevada.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

DELTA INTERNATIONAL MINING AND EXPLORATION INC.



Per: /s/ Gary Boyd
    ----------------------------------
         Gary Boyd, President



Per: /s/ Robert Mathews
    ----------------------------------
         Robert Mathews, CFO

SHARE PURCHASE AGREEMENT, PAGE 7

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SIGNED, SEALED AND DELIVERED                )
by Peter C. Ellsworth in                    )
the presence of:                            )
                                            )
                                            )
                                            )
                                                        ------------------------
Witness Signature                           )           Peter C. Ellsworth
                                            )
                                            )
Name                                        )
                                            )
                                            )
Address                                     )


SIGNED, SEALED AND DELIVERED                )
by Garry J. Carlson in                      )
the presence of:                            )
                                            )
                                            )
                                            )
                                                        ------------------------
Witness Signature                           )           Garry J. Carlson
                                            )
                                            )
Name                                        )
                                            )
                                            )
Address                                     )




SHARE PURCHASE AGREEMENT, PAGE 8



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                                  SCHEDULE "A"

          to that Share Purchase Agreement dated as of October 15, 1999


                              FINANCIAL STATEMENTS












SHARE PURCHASE AGREEMENT, PAGE 9

                                  SCHEDULE "B"

          to that Share Purchase Agreement dated as of October 15, 1999


                        LIST OF MINERAL CLAIMS AND LEASES









SHARE PURCHASE AGREEMENT, PAGE 10

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                                  SCHEDULE "C"

          to that Share Purchase Agreement dated as of October 15, 1999

   CORPORATION ASSETS, ENCUMBRANCES, LITIGATION AND OTHER MATERIAL INFORMATION


THE ROYALTY

















SHARE PURCHASE AGREEMENT, PAGE 11